Effective immediately, beneath the sub-heading "How to Purchase Shares" under the main heading “How to Purchase, Redeem, and Exchange Shares”, the following sub-item is added:

Reinstatement Privilege. After you have redeemed fund shares, you have a one-time right per fund per registration to reinvest the proceeds in the fund within 90 days of the redemption without paying a sales charge. Proceeds can only be reinvested in the same class of the same fund under the same account registration.

In order to benefit from the reinstatement privilege, you or your financial intermediary must inform MFSC that the reinstatement privilege is in effect each time shares of the fund are purchased under this privilege.